                                                                    EXHIBIT 99.2

                        SCRIPPS LEAGUE NEWSPAPERS, INC.,
                                AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                                     ASSETS



                                                                      MARCH 31,     SEPTEMBER 30,
                                                                        1996            1995
                                                                     -----------    -------------
                                                                     (UNAUDITED)
CURRENT ASSETS:
  Cash.............................................................  $ 3,783,818     $  4,331,929
  Trade accounts receivable, less allowance of $152,388 and
     $217,000 in 1996 and 1995, respectively, for discounts and
     doubtful accounts.............................................    5,978,447        5,706,500
  Income taxes receivable..........................................      191,884        1,058,199
  Deferred income tax asset........................................      526,748          742,926
  Newsprint inventories............................................    1,176,680        1,102,507
  Prepaid expenses and other current assets........................      537,625          460,442
                                                                     ------------    ------------
       Total current assets........................................   12,195,202       13,402,503
                                                                     ------------    ------------
PROPERTY, PLANT, AND EQUIPMENT, at cost:
  Land and improvements............................................    2,969,291        2,969,291
  Building and leasehold improvements..............................   13,140,760       13,080,900
  Machinery and equipment..........................................   17,329,471       16,906,852
                                                                     ------------    ------------
                                                                      33,439,522       32,957,043
  Less -- Accumulated depreciation and amortization................   18,110,041       17,373,911
                                                                     ------------    ------------
       Total property, plant, and equipment, net...................   15,329,481       15,583,132
                                                                     ------------    ------------
OTHER ASSETS:
  Intangible assets (Note 3).......................................    8,790,541        6,748,533
  Municipal Bonds, amortized cost value of $15,804,732 and
     $15,830,711 as of March 31, 1996, and September 30, 1995,
     respectively..................................................   15,507,039       15,683,725
  Deferred income tax asset........................................    1,249,266        1,106,814
  Notes receivable, net of current portion.........................      226,404          249,056
                                                                     ------------    ------------
                                                                      25,773,250       23,788,128
                                                                     ------------    ------------
       Total assets................................................  $53,297,933     $ 52,773,763
                                                                     ============    ============

   The accompanying notes are an integral part of these consolidated balance sheets.

                        SCRIPPS LEAGUE NEWSPAPERS, INC.,
                                AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                       MARCH 31,     SEPTEMBER 30,
                                                                         1996            1995
                                                                      -----------    -------------
                                                                      (UNAUDITED)
CURRENT LIABILITIES:
  Accounts payable and accrued liabilities (Note 4)................   $ 4,016,452     $  3,715,479
  Deferred subscription revenue....................................     2,161,192        1,808,151
  Current portion of long-term debt................................       306,925          326,685
                                                                      -----------     ------------
       Total current liabilities...................................     6,484,569        5,850,315
LONG-TERM DEBT, net of current portion.............................     2,073,295        2,096,065
MINORITY INTERESTS IN SUBSIDIARIES.................................     1,722,463        2,259,084
                                                                      -----------     ------------
       Total liabilities...........................................    10,280,327       10,205,464
                                                                      -----------     ------------
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY:
  Common stock --
     Class A, nonvoting, $1.00 par value; 2,450,000 shares
      authorized; 243,843 shares issued and outstanding in 1996 and
      1995.........................................................       243,843          243,843
     Class B, voting, $1.00 par value; 50,000 shares authorized;
      25,896 shares issued and outstanding in 1996 and 1995........        25,896           25,896
  Capital in excess of par value...................................        57,013           57,013
  Retained earnings................................................    42,988,547       42,388,533
  Unrealized holding loss on available-for-sale securities.........      (297,693)        (146,986)
                                                                      -----------     ------------
       Total stockholders' equity..................................    43,017,606       42,568,299
                                                                      -----------     ------------
       Total liabilities and stockholders' equity..................   $53,297,933     $ 52,773,763
                                                                      ===========     ============

   The accompanying notes are an integral part of these consolidated balance sheets.

                        SCRIPPS LEAGUE NEWSPAPERS, INC.,
                                AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME

                                                                           SIX MONTHS ENDED
                                                                              MARCH 31,
                                                                      --------------------------
                                                                         1996           1995
                                                                      -----------    -----------
                                                                      (UNAUDITED)    (UNAUDITED)
OPERATING REVENUES:
  Advertising......................................................   $25,734,624    $24,762,071
  Circulation......................................................     6,607,319      6,585,178
  Job printing.....................................................     1,402,411      1,133,048
  Sublease income..................................................       207,003        212,149
                                                                      -----------    -----------
       Total operating revenues....................................    33,951,357     32,692,446
                                                                      -----------    -----------
OPERATING EXPENSES:
  Newspaper operations.............................................    24,604,925     22,345,368
  General and administrative.......................................     4,657,011      4,458,218
  Depreciation and amortization....................................     1,217,444      1,616,953
                                                                      -----------    -----------
       Total operating expenses....................................    30,479,380     28,420,539
                                                                      -----------    -----------
MINORITY INTEREST..................................................       148,091        206,604
OPERATING INCOME...................................................     3,323,886      4,065,303
OTHER INCOME AND EXPENSE:
  Interest income..................................................       426,592        365,363
  Interest expense.................................................       (91,338)       (48,643)
  Charitable contributions.........................................      (443,958)    (3,095,500)
  Other income (expense)...........................................        49,140        (25,113)
                                                                      -----------    -----------
INCOME BEFORE PROVISION FOR INCOME TAXES...........................     3,264,322      1,261,410
PROVISION FOR INCOME TAXES.........................................    (1,747,194)    (1,481,302)
                                                                      -----------    -----------
NET INCOME (LOSS)..................................................   $ 1,517,128    $  (219,892)
                                                                      ===========    ===========
NET INCOME (LOSS) PER COMMON SHARE.................................   $      5.62    $     (0.82)
                                                                      ===========    ===========
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING......................       269,739        269,739
                                                                      ===========    ===========

  The accompanying notes are an integral part of these consolidated financial statements.

                        SCRIPPS LEAGUE NEWSPAPERS, INC.,
                                AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                      SIX MONTHS ENDED MARCH 31,
                                                                      --------------------------
                                                                        1996              1995
                                                                      -----------      -----------
                                                                      (UNAUDITED)     (UNAUDITED)


CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income.......................................................   $ 1,517,128    $  (219,892)
  Adjustments to reconcile net income to net cash provided by operating activities --
     Depreciation and amortization.................................     1,217,444      1,616,953
     Minority interests............................................       148,091        206,604
     Decrease (increase) in trade accounts receivable, net.........      (271,947)       132,049
     (Increase) decrease in income taxes receivable................       866,315       (156,782)
     Increase in newsprint inventories.............................       (74,173)      (293,865)
     (Increase) decrease in prepaid expenses.......................       (77,316)       501,438
     Decrease in deferred income tax benefit, net of benefit of
      unrealized holding loss on investments.......................        99,705        511,406
     Increase in accounts payable and accrued liabilities..........       300,973        511,401
     Increase in deferred subscription revenue.....................       353,041             --
                                                                      -----------    -----------
          Net cash provided by operating activities................     4,079,261      2,809,312
                                                                      -----------    -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Net payments made on notes receivable and other investments......        22,785         25,532
  Capital expenditures, net........................................      (690,513)     1,806,410
  Payments for purchase of municipal bonds.........................            --     (4,359,662)
                                                                      -----------    -----------
          Net cash used in investing activities....................      (667,728)    (2,527,720)
                                                                      -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Principal repayments of long-term debt...........................       (42,530)       (77,898)
  Dividends paid...................................................      (917,114)      (755,269)
  Purchase of stock in subsidiary..................................    (3,000,000)            --
                                                                      -----------    -----------
          Net cash used in financing activities....................    (3,959,644)      (833,167)
                                                                      -----------    -----------
NET DECREASE IN CASH...............................................      (548,111)      (551,575)
CASH, beginning of year............................................     4,331,929      3,995,778
                                                                      -----------    -----------
CASH, end of year..................................................   $ 3,783,818    $ 3,444,203
                                                                      ===========    ===========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION --
  Cash paid during year for:
     Interest......................................................   $   491,196    $ 1,000,547
     Income taxes..................................................       701,437      3,275,172
                                                                      ===========    ===========

  The accompanying notes are an integral part of these consolidated financial statements.

                        SCRIPPS LEAGUE NEWSPAPERS, INC.,
                                AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

1. THE COMPANY AND SIGNIFICANT ACCOUNTING POLICIES:

     Scripps League Newspapers, Inc., and Subsidiaries (collectively, the "Company"), is a publisher of sixteen daily newspapers and approximately thirty non-daily publications. The condensed interim consolidated financial statements included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures made are adequate to make the information presented not misleading. The condensed interim consolidated financial statements should be read in conjunction with the financial statements as of and for the years ended September 30, 1995.

     The accompanying condensed interim consolidated financial statements have been prepared, in all material respects, in conformity with the standards of accounting measurements set forth in Accounting Principles Board Opinion No. 28 and reflect, in the opinion of management, all adjustments, which are of a normal recurring nature, necessary to summarize fairly the financial position and results of operations for such periods. The results of operations for such interim periods are not necessarily indicative of the results to be expected for the full year.

2. NET INCOME PER COMMON SHARE:

     Net income per share has been computed using the weighted-average number of Class A and Class B common shares outstanding for the applicable period.

     Fully-diluted net income per share is not presented as it would not materially differ from primary net income per share.

3. INTANGIBLE ASSETS:

     Intangible assets consist of the following.

                                                                         MARCH 31,     SEPTEMBER
                                                                           1996        30, 1995
                                                                         ---------     ----------
                                                                         (UNAUDITED)
Costs of acquired businesses in excess of amounts assigned to certain
  assets.............................................................   $8,718,541    $6,676,533
Unamortized noncompetition expense...................................       72,000        72,000
                                                                        ----------    ----------
       Total intangible assets.......................................   $8,790,541    $6,748,533
                                                                        ==========    ==========

4. ACCOUNTS PAYABLE AND ACCRUED LIABILITIES:

     Accounts payable and accrued liabilities consist of the following.

                                                                        MARCH 31,      SEPTEMBER
                                                                          1996          30, 1995
                                                                        ----------     ----------
                                                                        (UNAUDITED)


Accounts payable.....................................................   $2,181,724    $2,060,858
Accrued vacation.....................................................      773,461       629,913
Other accrued expenses...............................................    1,061,267     1,024,708
                                                                        ----------    ----------
       Total accounts payable and accrued liabilities................   $4,016,452    $3,715,479
                                                                        ==========    ==========

                        SCRIPPS LEAGUE NEWSPAPERS, INC.,
                                AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- CONTINUED
                                  (UNAUDITED)

5. PULITZER PUBLISHING COMPANY PURCHASE AGREEMENT:

     On May 4, 1996, the stockholders of the Company entered into an agreement to sell their stock in the Company to Pulitzer Publishing Company (the "Purchase Agreement"). The Purchase Agreement provides for the possible exclusion of three daily newspapers and two non-daily publications from the sale and is subject to various conditions. The Company anticipates a July 1, 1996 closing date for the sale.

     Also in May and June, 1996, the Company and certain subsidiaries executed corporate actions which resulted in minority interests in the respective corporations being converted into rights to receive cash payments from the corporations. Amounts paid or payable as a result of these transactions total approximately $14.5 million.